=====================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - March 9, 2000
                                                            -----------------

                              HUDSON UNITED BANCORP
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

               1-08660                             22-2405746
               -------                             ----------
       (Commission File Number)         (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
               --------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (201) 236-2600
                                 --------------
                         (Registrant's Telephone Number)


      =====================================================================

Item 5.  Other Events
---------------------

         Dime Bancorp and Hudson United Bancorp announced today that they both postponed the special meetings of their shareholders to vote on the proposed Dime/Hudson merger from March 15, 2000 to March 24, 2000, in order to provide additional time for the dissemination to shareholders of information about recent developments. Details regarding the time and place for the special
meetings   will   be   sent   by   Dime   and   Hudson   to   their   respective
shareholders.


Item 7.        Exhibits.
-------        ---------

               Exhibit 99 - Press Release dated March 9, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       HUDSON UNITED BANCORP

                                      D. LYNN VAN BORKULO-NUZZO
Dated: March 9, 2000              By: ______________________________
                                Name: D. Lynn Van Borkulo-Nuzzo
                               Title: Executive Vice President and
                                        Corporate Secretary